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                                                                   EXHIBIT 23.3

KPMG Peat Marwick LLP







The Board of Directors
Uniforce Services, Inc.:

We consent to the use of our report incorporated herein by reference.



                              /s/ KPMG Peat Marwick LLP

                              KPMG PEAT MARWICK LLP

Jericho, New York
February 18, 1998